                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following documents of our report dated January 20, 1999 with respect to the consolidated financial statements of First Midwest Bancorp, Inc. included in the Annual Report
(Form 10-K) for the year ended December 31, 1998:

 .   Registration Statement (Form S-3 No. 33-20439) pertaining to the First
    Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan.

 .   Registration Statement (Form S-8 No. 33-25136) pertaining to the First
    Midwest Bancorp Savings and Profit Sharing Plan.

 .   Registration Statement (Form S-8 No. 33-42980) pertaining to the First
    Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.

 .   Registration Statement (Form S-8 No. 333-42273) pertaining to the First
    Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.

 .   Registration Statement (Form S-8 No. 333-63095) pertaining to the First
    Midwest Bancorp, Inc. Non-employee Director Stock Option Plan.

 .   Registration Statement (Form S-8 No. 333-63097) pertaining to the First
    Midwest Bancorp, Inc. Nonqualified Retirement Plan.



    ERNST & YOUNG LLP


    Chicago, Illinois
    February 26, 1999

                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of our report dated January 19, 1998 with respect to the consolidated financial statements of Heritage Financial Services, Inc. included in this Annual Report on Form 10-K of First Midwest Bancorp, Inc. for the year ended December 31, 1998:

 .    Registration Statement (Form S-3 No. 33-20439) pertaining to the First
     Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan.

 .    Registration Statement (Form S-8 No. 33-25136) pertaining to the First
     Midwest Bancorp Inc. Savings and Profit Sharing Plan.

 .    Registration Statement (Form S-8 No. 33-42980) pertaining to the First
     Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.

 .    Registration Statement (Form S-8 No. 333-42273) pertaining to the First
     Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.

 .    Registration Statement (Form S-8 No. 333-63095) pertaining to the First
     Midwest Bancorp, Inc. Non-employee Stock Option Plan.

 .    Registration Statement (Form S-8 No. 333-63097) pertaining to the First
     Midwest Bancorp, Inc. Nonqualified Retirement Plan.



     ARTHUR ANDERSEN LLP


     Chicago, Illinois
     February 26, 1999